Effective as of 04/25/95
                                        ------------------------


                      CONNECTICUT ENERGY CORPORATION (a)

                       AMENDED and RESTATED BY-LAWS


                                ARTICLE 1.
                         Meetings of Shareholders.

     SECTION 1. Annual Meeting. The annual meeting of the shareholders of the Corporation for the election of Directors and the transaction of any other proper business shall be held on the last Tuesday of January in each year, if not a legal holiday, and, if a legal holiday, then on the next succeeding business day. The annual meeting of the shareholders of the Corporation shall be held within the franchise area of the Company or as designated by the Board of Directors.

     SECTION 2. Special Meeting. Special meetings of the shareholders may be called at any time by the Chairman of the Board of Directors, the President or by the Board of Directors and shall be held within the Cities of Bridgeport or New Haven or within the franchise area of the Company, as designated in the call for the meeting.

     SECTION 3. Notice of Meeting. A notice in writing of each meeting of the shareholders, stating the place, day and hour thereof, and -- when such meeting is a special meeting -- the general purpose or purposes for which it is called, shall be given by the Secretary or an Assistant Secretary or the officer or person calling the meeting to each shareholder, by leaving such notice with him or at his residence or usual place of abode, or by mailing a copy thereof addressed to him at his last known post office address as last shown on the stock records of the Company, postage prepaid. Such notice shall be given, in the case of an annual meeting of shareholders, not less than seven days nor more than fifty days before the date of the meeting and, in the case of a special meeting, shall be given at least thirty days before the date of the meeting, unless the Board of Directors, acting by a majority of the directors then in office, shall determine otherwise. No business shall be transacted at any special meeting of shareholders which was not specified in the notice thereof.

     SECTION 4. Prescribing the date on which shareholders of record shall be entitled to notice and to vote. The Board of Directors of the Corporation, prior to each annual or special meeting of the shareholders of the Corporation, may by resolution fix a date not more than seventy days and not less than ten full days prior to the date of such meeting as of which shareholders of record shall be entitled to notice of such meeting and to vote thereat, and only shareholders of record as of said date shall be entitled to notice of such meeting and to vote thereat.

     SECTION 5. Voting. At each meeting of shareholders, each shareholder then entitled to vote may vote in person or by proxy, and shall, unless otherwise provided in the Certificate of Incorporation, have one vote for each share of stock registered in such shareholder's name on the record date fixed by the Board of Directors.

     SECTION 6. Rules of Order. At each meeting of shareholders, the time and manner of discussions shall be as set forth in the applicable provisions of Roberts Rules of Order.


                                ARTICLE 2.
                                Directors.

     SECTION 1. Number and Election. The business, property and affairs of the Corporation shall be managed by, or under the direction of, its Board of Directors. The number of directors of the Corporation (exclusive of directors (the "Preference Stock Directors") who may be elected by a separate vote of the holders of then outstanding shares of any class or series of Preference Stock) shall be ten. The Board of Directors (exclusive of Preference Stock Directors) shall be divided into three classes, as nearly equal in number as possible. At the annual meeting of shareholders in 1984, one class shall be elected to hold office for a term expiring at the 1985 annual meeting, one class shall be elected to hold office for a term expiring at the 1986 annual meeting, and one class shall be elected to hold office for a term expiring at the 1987 annual meeting. At each annual meeting of shareholders of the Corporation the date of which shall be fixed by or pursuant to the By-Laws of the Corporation, the successors of the class of directors whose terms shall expire at that meeting shall be elected for a term expiring at the annual meeting of shareholders held in the third year following their year of election. Each director shall hold office until his successor shall have been duly elected and qualified. The election of directors need not be by ballot unless the By-Laws so provide. No decrease in the number of directors shall shorten the term of any incumbent director.

     SECTION 2. Notification of Nominations. Subject to the rights of the holders of any class or series of Preference Stock then outstanding, nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to an election of directors to be held at a special meeting of shareholders, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person made without compliance with the foregoing procedure.

     SECTION 3. Vacancies. Subject to the rights of the holders of any class or series of Preference Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the Board of Directors, acting by the affirmative vote of not less than a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. The shareholders of the Corporation shall have no right to fill any vacancies, whether resulting from an increase in the authorized number of directors or otherwise.

     SECTION 4. Removal. Subject to the rights of the holders of any class or series of Preference Stock then outstanding, any director or the entire Board of Directors of the Corporation may be removed only for cause and only by affirmative vote of (1) the Board of Directors, acting by not less than a majority of the Directorships or (2) the holders of 80% of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class. For the purposes of this Section 4,
(1) "cause" shall exist only if a director (i) has been convicted of a felony in a final adjudication or (ii) has been adjudged in a final adjudication to have wilfully engaged in gross misconduct materially and demonstrably injurious to the Corporation, and (2) "final adjudication" shall mean a judgment by a court of competent jurisdiction which becomes final (x) after completion or all proceedings for direct review or (y) after expiration of the time to obtain initial or further direct review, no such review having been taken.

     SECTION 5. Meetings. Regular meetings of the Board of Directors shall be held on the fourth Tuesday of each calendar month, except for the months of February, June, August and December. The meeting for the month of January shall be held on the last Tuesday immediately after the annual meeting for shareholders. If any such meeting date occurs on a legal holiday, then such meeting shall be held on the next succeeding business day.

     Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Secretary of the Corporation or any three Directors.

     SECTION 6. Notice of Meeting. Notice of all regular and special meetings of the Board of Directors shall be given to each member of the Board of Directors, at least two days before any such meeting orally, or by mailing at least seven days before to each such member at his last known post office address a written notice thereof, giving the time and place of such meeting.

     SECTION 7. Quorum. A majority of the number of directorships at the time shall constitute a quorum; and a majority of the Directors in attendance at any meeting of the Board of Directors shall, in the presence of a quorum, decide its action. A minority of the number of directorships at the time present at any regular or special meeting may, in the absence of a quorum, adjourn to a later date but may not transact any business, except as provided in
Section 3 of this Article.

     SECTION 8. Age of Directors. No person shall be elected or re-elected as a Director after attaining the age of seventy years.

     SECTION 9. Election of Officers. As soon as may be convenient after the annual meeting of the shareholders of the Corporation, the Board of Directors shall meet and elect the officers of the Corporation in accordance with these By-Laws.

     SECTION 10. Executive Committee. The Board of Directors of the Corporation, by the affirmative vote of Directors holding a majority of the directorships, may elect from its membership an Executive Committee having such number of members as may be prescribed from time to time by the Board of Directors.

     Members of the Executive Committee may be elected for such terms as may be prescribed by the Board of Directors provided, however, that the term of office of any member of the Executive Committee shall not extend beyond the term for which such member is elected as a Director of the Corporation.

     The Board of Directors may fill any vacancy in the Executive
Committee.

     During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Corporation in all matters in which specific direction shall not be given by the Board of Directors.

     All action by the Executive Committee shall be reported to the Board of Directors at the next meeting succeeding such action and shall be subject to review and alteration by the Board of Directors, providing that no rights of third parties shall be affected by any such review or alteration

     Regular minutes of the proceedings of the Executive Committee shall be kept in a book provided for that purpose.

     The Executive Committee shall determine and fix its rules with respect to meetings and procedure and the number required for a quorum and shall conduct business as provided by such rules.

     Meetings of the Executive Committee shall be held on such dates as may be fixed from time to time by the Board of Directors and may be called at any time by the Chairman of the Board of Directors or by the President of the Corporation.

     SECTION 11. Audit Committee. There shall be an Audit Committee having such number of members as prescribed by the Board of Directors from time to time. Members of the Audit Committee shall be Directors who are neither officers nor employees of the Corporation. The Audit Committee shall recommend the employment of independent accountants to audit the financial statements of the Corporation, determine the scope of the audit, confer with the auditors respecting their examination and accounting practices, review the Corporation's financial and accounting practices and controls, and report its doings to the Board of Directors.

     SECTION 12. Pension Committee There shall be a Pension Committee having such number of members as prescribed by the Board of Directors from time to time. Members of the Pension Committee shall be Directors who are neither officers nor employees of the Corporation. The Pension Committee shall perform the duties specified in the Company's pension plans and other employee benefit plans and such further duties respecting such plans as may be prescribed by law. The Pension Committee shall report its doings to the Board of Directors.

     SECTION 13. Committees. The Board of Directors may, from time to time, elect or appoint such other committees and prescribe the duties and authority thereof as the Board of Directors may deem necessary or convenient.


                                ARTICLE 3.
                                 Officers.

     SECTION 1. Election and Qualifications. The Directors shall elect annually from their own number a President of the Corporation and may also elect from their own number a Chairman of the Board of Directors and shall elect or appoint a Treasurer and a Secretary and such other officers as the Board of Directors may, from time to time, deem necessary or advisable. No employee of the Corporation who has (a) for the last two consecutive years, held a bona fide executive or high policymaking position with the Corporation (b) become entitled to nonforfeitable annual retirement benefits from the Corporation which equal or exceed, in the aggregate, $44,000 or such other amount as required by law, exclusive of Social Security benefits and (c) attained the age of sixty-five years, shall thereafter be elected an officer of the Corporation.

     SECTION 2. Term of Office. The term of office of all officers of the Corporation shall be one year and until their respective successors shall have been chosen and qualified; but any officer may be removed from office at any time by the affirmative vote of a majority of the members of the Board of Directors then in office.

     SECTION 3. Chairman of the Board of Directors. The Chairman of the Board of Directors, if one shall be elected, shall preside at all meetings of the shareholders and of the Board of Directors at which he is present and shall have such powers and duties as may, from time to time, be prescribed by the Board of Directors.

     The Chairman of the Board of Directors, when designated by said Board as the Chief Executive Officer, shall provide general direction to the activities of the Corporation in conjunction with and acting through the President and shall have the final decision in all matters pertaining to the management of the business of the Corporation, all subject, however, to the control of the Board of Directors.

     The Chairman of the Board of Directors shall possess the same power as the President to execute on behalf of the Corporation all deeds, leases, conveyances, certificates of stock and contracts.

     SECTION 4. President. The President shall report to the Chairman of the Board of Directors when such Chairman has been designated by the Board of Directors as the Chief Executive Officer and shall have general supervision of the affairs of the Corporation and over its several officers, subject, however, to the control of the Board of Directors. The President shall have the power to execute all deeds, leases, conveyances, certificates of stock and contracts on behalf of the Company, shall make reports to the Board of Directors and shareholders and shall perform such other duties as are incident to the office of President or are properly required of the President by the Board of Directors.

     The President, in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and Board of Directors.

     The President shall, whenever it may in his opinion be necessary, prescribe the duties of officers and employees of the Corporation where duties are not otherwise prescribed by the Board of Directors.

     SECTION 5. Vice President and Assistant Vice President. The Vice Presidents and Assistant Vice Presidents shall perform duties as may be prescribed from time to time by the Board of Directors or required by law.

     SECTION 6. Treasurer. The Treasurer shall plan and direct the collection, receipt, custody and disbursement of funds and the handling of other financial assets. The Treasurer shall direct the Corporation's banking and credit functions and perform such other duties as are commonly incident to the Office of Treasurer or required by law.

     SECTION 7. Secretary. The Secretary shall attend the meetings of the shareholders, the Board of Directors and Executive Committee and keep minutes thereof. He shall send out notices of all meetings required by law or these By-Laws. He shall have the custody of the papers and books other than books of account and of the seal of the Corporation, and he shall affix the seal to all proper documents and shall attest the same; and he shall perform the usual duties incident to the Office of the Secretary and such other duties as may be prescribed, from time to time, by the Board of Directors or required by law.


                             ARTICLE 4.
                                Seal.

     The Corporation shall have a common seal, which shall contain the words
                      CONNECTICUT ENERGY CORPORATION
in a circle, within which the words and figures
                          Incorporated 1970 Seal
shall be contained.


                                ARTICLE 5.
                     Stock Certificates and Transfers

     SECTION 1. Form. Stock certificates shall be in such form as the Board of Directors may, from time to time, determine and shall be signed by the President and by the Secretary or the Treasurer and sealed with the common seal of the Corporation.

     When such stock certificates shall be signed by a transfer agent or an assistant transfer agent or a registrar, the respective signatures of such President, Secretary or Treasurer may be facsimiles of such signatures, and the seal of the Corporation may be a facsimile of such seal.

     SECTION 2. Transfer. Transfer of shares shall be made only upon the books of the Corporation by the registered holder in person or by attorney, duly authorized, and upon surrender of the certificate or certificates for such shares properly assigned for transfer.

     SECTION 3. Lost or Destroyed Certificates. The holder of any certificate representing shares of stock of the Corporation may notify the Corporation of any loss, theft or destruction thereof, and the Board of Directors may thereupon, in its discretion, cause a new certificate of the same number of shares to be issued to such holder upon satisfactory proof of such loss, theft or destruction, and the deposit of indemnity by way of bond or otherwise, in such form and amount and with such surety or sureties as the Board of Directors may require, to indemnify the Corporation against loss or liability by reason of the issuance of such new certificate.


                                ARTICLE 6.
                          Negotiable Instruments.

     SECTION 1. Signatures. All bills, notes, checks or other negotiable instruments shall be made in the name of the Corporation and shall be signed by such officer or officers of the Corporation and in such manner as the Board of Directors shall designate.

     SECTION 2. Endorsements. No officer or agent of this Corporation shall have power to endorse in the name of or on behalf of the Corporation any note, bill of exchange, draft, check or other written instrument for the payment of money--save only for the purpose of collection of said instrument--except upon the express authority of the Directors.


                                ARTICLE 7.
           Indemnification of Directors, Officer and Employees.

     The Corporation shall indemnify the persons described in
Section 33-320a of the Connecticut General Statutes or the equivalent section of the Connecticut Stock Corporation Act to the full extent and in the manner required by such law.


                                ARTICLE 8.
                                Amendments.

     Notwithstanding any other provisions in the Certificate of Incorporation or these By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law or the Certificate of Incorporation of the Corporation), these By-Laws may be adopted, repealed or amended only upon the affirmative vote of (i) the holders of 80% of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, or (ii) the Board of Directors acting by not less than a majority of the entire Board of Directors.



                                        Effective as of 04/25/95
                                        ------------------------



                   THE SOUTHERN CONNECTICUT GAS COMPANY (b)

                       AMENDED and RESTATED BY-LAWS


                                ARTICLE 1.
                         Meeting of Shareholders.

    SECTION 1. Annual Meeting. The annual meeting of the shareholders of the Corporation for the election of Directors and the transaction of any other proper business shall be held on the last Tuesday of January in each year, if not a legal holiday, and, if a legal holiday, then on the next succeeding business day. The annual meeting of the shareholders of the Corporation shall be held within the franchise area of the Company or as designated by the Board of Directors.

    SECTION 2. Special Meeting. Special meetings of the shareholders may be called at any time by the Chairman of the Board of Directors, the President or by the Board of Directors and shall be held within the Cities of Bridgeport or New Haven or within the franchise area of the Company, as designated in the call for the meeting.

    SECTION 3. Notice of Meeting. A notice in writing of each meeting of the shareholders, stating the place, day and hour thereof, and -- when such meeting is a special meeting -- the general purpose or purposes for which it is called, shall be given by the Secretary or an Assistant Secretary or the officer or person calling the meeting to each shareholder, by leaving such notice with him or at his residence or usual place of abode, or by mailing a copy thereof addressed to him at his last known post office address as last shown on the stock records of the Corporation, postage prepaid, not less than seven days nor more than fifty days before the date of the meeting.

    SECTION 4. Prescribing the date on which shareholders of record shall be entitled to notice and to vote. The Board of Directors of the Corporation, prior to each annual or special meeting of the shareholders of the Corporation, may by resolution fix a date not more than seventy days and not less than ten full days prior to the date of such meeting as of which shareholders of record shall be entitled to notice of such meeting and to vote thereat, and only shareholders of record as of said date shall be entitled to notice of such meeting and to vote thereat.

    SECTION 5. Order of Business. So far as consistent with the purpose of the meeting, the order of business at all shareholders' meetings shall be as follows:
    1.  Roll call of shareholders
    2.   Reading of Minutes of preceding meeting and action thereon
    3.   Reports of Directors, Officers and Committees
    4.   Election of Directors -- if an annual meeting
    5.   Unfinished business
    6.   New business.

    SECTION 6. Rules of Order. At each meeting of shareholders, the time and manner of discussion shall be as set forth in the Roberts Rules of Order.


                                ARTICLE 2.
                                Directors.

    SECTION 1. Number and Election. The business, property and affairs of the Corporation shall be under the care, control and management of not less than nine nor more than twenty-four Directors who shall be elected annually by the shareholders.

    SECTION 2. Vacancies. Vacancies in the Board of Directors created by an increase in the number of directorships shall be filled at a meeting of shareholders of the Corporation, and any other vacancies in the Board of Directors, because of death, resignation, or for any other reason, may be filled by the remaining Directors.

    SECTION 3. Meetings. Regular meetings of the Board of Directors shall be held on the fourth Tuesday of each calendar month, except for the months of February, June, August, October and December. The meeting for the month of January shall be held on the last Tuesday immediately after the annual meeting for shareholders. If any such meeting date occurs on a legal holiday, then such meeting shall be held on the next succeeding business day.

    Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Secretary of the Corporation or any three Directors.

    SECTION 4. Notice of Meeting. Notice of all regular and special meetings of the Board of Directors shall be given to each member of the Board of Directors, at least two days before any such meeting orally, or by mailing at least seven days before to each such member at his last known post office address a written notice thereof, giving the time and place of such meeting.

    SECTION 5. Quorum. A majority of the number of directorships at the time shall constitute a quorum; and a majority of the Directors in attendance at any meeting of the Board of Directors shall, in the presence of a quorum, decide its action. A minority of the number of directorships at the time present at any regular or special meeting,may, in the absence of a quorum, adjourn to a later date but may not transact any business.

    SECTION 6. Age of Directors. No person shall be elected or re-elected as a Director after attaining the age of seventy years.

    SECTION 7. Election of Officers. As soon as may be convenient after the annual meeting of the shareholders of the Corporation, the Board of Directors shall meet and elect the officers of the Corporation in accordance with the By-Laws.

    SECTION 8. Executive Committee. The Board of Directors of the Corporation, by the affirmative vote of Directors holding a majority of the directorships, may elect from its membership an Executive Committee having such number of members as may be prescribed from time to time by the Board of Directors.

    Members of the Executive Committee may be elected for such terms as may be prescribed by the Board of Directors provided, however, that the term of office of any member of the Executive Committee shall not extend beyond the term for which such member is elected as a Director of the Corporation.

    The Board of Directors may fill any vacancy in the Executive
Committee.

    During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Corporation in all matters in which specific direction shall not be given by the Board of Directors.

    All action by the Executive Committee shall be reported to the Board of Directors at the next meeting succeeding such action and shall be subject to review and alteration by the Board of Directors, providing that no rights of third parties shall be affected by any such review or alteration.

    Regular minutes of the proceedings of the Executive Committee shall be kept in a book provided for that purpose.

    The Executive Committee shall determine and fix its rules with respect to meetings and procedure and the number required for a quorum and shall conduct business as provided by such rules.

    Meetings of the Executive Committee shall be held on such dates as may be fixed from time to time by the Board of Directors and may be called at any time by the Chairman of the Board of Directors or by the President of the Corporation.

    SECTION 9. Audit Committee. There shall be an Audit Committee having such number of members as prescribed by the Board of Directors from time to time. Members of the Audit Committee shall be Directors who are neither officers nor employees of the Corporation. The Audit Committee shall recommend the employment of independent accountants to audit the financial statements of the Corporation, determine the scope of the audit, confer with the auditors respecting their examination and accounting practices, review the Corporation's financial and accounting practices and controls, and report its doings to the Board of Directors.

    SECTION 10. Pension Committee. There shall be a Pension Committee having such number of members as prescribed by the Board of Directors from time to time. Members of the Pension Committee shall be Directors who are neither officers nor employees of the Corporation. The Pension Committee shall perform the duties specified in the Company's pension plans and other employee benefit plans and such further duties respecting such plans as may be prescribed by law. The Pension Committee shall report its doings to the Board of Directors.

    SECTION 11. Committees. The Board of Directors may, from time to time, elect or appoint such committees and prescribe the duties and authority thereof as the Board of Directors may deem necessary or convenient.


                                ARTICLE 3.
                                 Officers.

    SECTION 1. Election and Qualifications. The Directors shall elect annually from their own number a President of the Corporation and may also elect from their own number a Chairman of the Board of Directors and shall elect or appoint one or more Vice Presidents, a Treasurer and a Secretary and such other officers as the Board of Directors may, from time to time, deem necessary or advisable. No employee of the Corporation who has (a) for the last two consecutive years, held a bona fide executive or high policymaking position with the Corporation, (b) become entitled to nonforfeitable annual retirement benefits from the Corporation which equal or exceed, in the aggregate, $44,000 or such other amount as required by law, exclusive of Social Security benefits and (c) attained the age of sixty-five years, shall thereafter be elected an officer of the Corporation.

    SECTION 2. Term of Office. The term of office of all officers of the Corporation shall be one year and until their respective successors shall have been chosen and qualified; but any officer may be removed from office at any time by the affirmative vote of a majority of the members of the Board of Directors then in office.

    SECTION 3. Chairman of the Board of Directors. The Chairman of the Board of Directors, if one shall be elected, shall preside at all meetings of the shareholders and of the Board of Directors at which he is present and shall have such powers and duties as may, from time to time, be prescribed by the Board of Directors.

    The Chairman of the Board of Directors, when designated by said Board as the Chief Executive Officer, shall provide general direction to the activities of the Corporation in conjunction with and acting through the President and shall have the final decision in all matters pertaining to the management of the business of the Corporation, all subject, however, to the control of the Board of Directors.

    The Chairman of the Board of Directors shall possess the same power as the President to executive on behalf of the Corporation all deeds, leases, conveyances, certificates of stock and contracts.

    SECTION 4. President. The President shall report to the Chairman of the Board of Directors when such Chairman has been designated by the Board of Directors as the Chief Executive Officer and shall have general supervision of the affairs of the Corporation and over its several officers, subject, however, to the control of the Board of Directors. He shall have the power to execute all deeds, leases, conveyances, certificates of stock and contracts on behalf of the Corporation, shall make reports to the Board of Directors and shareholders and shall perform such other duties as are incident to the office of President or are properly required of him by the Board of Directors.

    The President, in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and Board of Directors.

    The President shall, whenever it may in his opinion be necessary, prescribe the duties of officers and employees of the Corporation where duties are not otherwise prescribed by the Board of Directors.

    SECTION 5. Executive Vice President. The Executive Vice President shall act as chief assistant to the President of the Corporation. He shall, in the President's absence and subject to the President's direction, exercise the authority and perform all of the duties which the President of the Corporation is authorized by its By-Laws to exercise, or to perform such other duties as may, from time to time, be assigned to the Executive Vice President by the Board, by the Chairman of the Board when designated the Chief Executive Officer or by the President of the Corporation. He is also designated as the Vice President to assume the duties of the President in the absence of the latter, as specified in Article 3,
Section 4 of the By-Laws. In the absence of or failure to designate an Executive Vice President, the Senior Vice President shall perform the foregoing duties and have the foregoing authority.

    SECTION 6.  Vice President and Assistant Vice President.  The
Vice Presidents and Assistant Vice Presidents shall perform duties as may be prescribed from time to time by the Board of Directors or required by law.

    SECTION 7. Vice President - Finance. The Vice President - Finance shall direct the Corporation's financial and related activities, including supervision of the Corporation's treasury accounts, tax payments and insurance. He shall be responsible for formulating and appraising financial plans to insure provision of adequate funds to meet long-term and short-term requirements and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

    SECTION 8. Treasurer. The Treasurer shall plan and direct the collection, receipt, custody and disbursement of funds and the handling of other financial assets. The Treasurer shall direct the Corporation's banking and credit functions and perform such other duties as are commonly incident to the Office of the Treasurer or required by law.

    SECTION 9. Secretary. The Secretary shall attend the meetings of the shareholders, the Board of Directors and Executive Committee and keep minutes thereof. He shall send out notices of all meetings required by law or these By-Laws. He shall have the custody of the papers and books other than books of account and of the seal of the Corporation, and he shall affix the seal to all proper documents and shall attest the same; and he shall perform the usual duties incident to the Office of the Secretary and such other duties as may be prescribed, from time to time, by the Board of Directors or required by law.

    SECTION 10. Assistant Treasurer. In the absence or disability of the Treasurer, the duties of the Treasurer shall be performed by an Assistant Treasurer.

    SECTION 11. Assistant Secretary. In the absence or disability of the Secretary, the duties of the Secretary shall be performed by an Assistant Secretary.


                                ARTICLE 4.
                                   Seal.

    The Corporation shall have a common seal, which shall contain the words
                     SOUTHERN CONNECTICUT GAS COMPANY
in a circle, within which the words and figures
                          Incorporated 1967 Seal
shall be contained.


                                ARTICLE 5.
                     Stock Certificates and Transfers.

    SECTION 1. Form. Stock certificates shall be in such form as the Board of Directors may, from time to time, determine and shall be signed by the President or any Vice President and by the Secretary or Assistant Secretary or by the Treasurer or Assistant Treasurer and sealed with the common seal of the Corporation.

    When such stock certificates shall be signed by a transfer agent or an assistant transfer agent or a registrar, the respective signatures of such Chairman of the Board of Directors, President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer may be facsimiles of such signatures, and the seal of the Corporation may be a facsimile of such seal.


                                ARTICLE 6.
                          Negotiable Instruments.

    SECTION 1. Signatures All bills, notes, checks or other negotiable instruments shall be made in the name of the Corporation and shall be signed by such officer or officers of the Corporation and in such manner as the Board of Directors shall designate.

    SECTION 2. Endorsements. No officer or agent of this Corporation shall have power to endorse in the name of or on behalf of the Corporation any note, bill of exchange, draft, check or other written instrument for the payment of money--save only for the purpose of collection of said instrument--except upon the express authority of the Directors.


                                ARTICLE 7.
           Indemnification of Directors, Officers and Employees.

    The Corporation shall indemnify the persons described in
Section 33-320a of the Connecticut General Statutes or the equivalent section of the Connecticut Stock Corporation Act to the full extent and in the manner required by such law.


                                ARTICLE 8.
                                Amendments.

    These By-Laws may be amended or repealed at any regular of special meeting of the Board of Directors by the vote of a majority of the Directors, provided that notice of the consideration of such amendment or repeal shall be included in the notice of said meeting.